COMMON STOCK                                                  COMMON STOCK
 NUMBER                                                          SHARES
 DL

                       [LOGO]    DIGITAL LIGHTWAVE


INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

                                                          CUSIP 253855 10 0


THIS CERTIFIES THAT



                                       SPECIMEN


IS THE RECORD HOLDER OF


FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF


                                   DIGITAL LIGHTWAVE, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                          [SEAL of Digital Lightwave, Inc.]


          SPECIMEN                                              SPECIMEN

          SECRETARY                                    CHAIRMAN OF THE BOARD AND
                                                        CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
     TRANSFER AGENT AND REGISTRAR


BY

           AUTHORIZED SIGNATURE

    The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --   as tenants in common             UNIF GIFT MIN ACT -- ________ Custodian _________
                                                                      (Cust)             (Minor)
TEN ENT  --   as tenants by the entireties                          under Uniform Gifts to Minors
JT TEN   --   as joint tenants with right of                        Act_________________________
              survivorship and not as tenants                                  (State)
              in common
                                               UNIF TRF MIN ACT  -- ______ Custodian (until age_____)
                                                                     (Cust)
                                                                    ______  under Uniform Transfers
                                                                     (Minor)
                                                                     to Minors Act __________________
                                                                                      (State)

                     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
       -------------------------

                                   X
                                     ------------------------------------------

                                   X
                                     ------------------------------------------

                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:






BY
  -----------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROCKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIPS IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.